EXHIBIT 99.2

SIGNATURE PAGE

After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Date: May 15, 2025
Advent International GPE VII-A Limited Partnership
Advent International GPE VH-E Limited Partnership
Advent International GPE VH-H Limited Partnership
By: GPE VIIGP Limited Partnership, General Partner
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent International GPE VII Limited Partnership
Advent International GPE VH-B Limited Partnership
Advent International GPE VH-C Limited Partnership
Advent International GPE VH-D Limited Partnership
Advent International GPE VH-F Limited Partnership
Advent International GPE VII-G Limited Partnership
By: GPE VII GP (Delaware) Limited Partnership, General Partner
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent Partners GPE VII Limited Partnership
Advent Partners GPE VII-A Limited Partnership
Advent Partners GPE VH-B Cayman Limited Partnership
Advent Partners GPE VII Cayman Limited Partnership
Advent Partners GPE VII-A Cayman Limited Partnership
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

GPE VIIGP Limited Partnership
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

GPE VII GP (Delaware) Limited Partnership
By: Advent International GPE VII LLC, General Partner
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent International GPE VII LLC
By: Advent International L.P., Manager
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature

Advent-NCS Acquisition Limited Partnership
By: Advent-NCS GP LLC, General Partner
By: Neil Crawford, Authorized Signatory

/s/ Neil Crawford
Signature